Exhibit 10.4

INTEREST ASSIGNMENT AGREEMENT

This Interest Assignment Agreement (this “Assignment”) is entered into as of ________ , _____ (the “Effective Date”), by and among EXCHANGERIGHT REAL ESTATE, LLC, a California limited liability company (“Assignor”), EXCHANGERIGHT INCOME FUND OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Assignee”), and EXCHANGERIGHT NLP ____ MASTER LESSEE, LLC, a Delaware limited liability company (the “Company”). Assignor and Assignee are sometimes individually referred to in this Assignment as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, reference is made to that certain Limited Liability Company Agreement of the Company, dated as of ______ __, _____ by Assignor and ____ ______ as the Independent Director (the “Operating Agreement”). Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Operating Agreement

WHEREAS, Assignor holds one hundred percent (100%) of the membership interests in the Company (the “Interests”); and

WHEREAS, Assignor desires to sell, transfer and assign to Assignee all of Assignor’s right, title and interest in and to the Interests, and all rights and benefits relating thereto, on the terms set forth in and this Assignment and Assignee wishes to accept such assignment and acquire the Interests on such terms.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties and, as applicable, the Company agree as follows:

1. Assignment and Assumption. Assignor hereby transfers, conveys, assigns and delivers to Assignee and its successors and assigns, absolutely and irrevocably, all of Assignor’s right, title and interest in and to the Interests, together with all rights and benefits attaching or attributable thereto, and withdraws as a member of the Company. Assignee hereby accepts all of Assignor’s right, title and interest in and to the Interests and assumes all obligations and duties of Assignor with respect to the Interests as a successor member of the Company first arising on and after the Effective Date, and joins to and agrees to be bound by the provisions of the Operating Agreement, as it may be amended and in effect from time to time, including without limitation any power of attorney contained therein, as a successor member to Assignor.

2. Admission as Member. The Company hereby acknowledges and confirms the sale, transfer and assignment of the Interests, Assignor is hereby removed as a member of the Company and Assignee is hereby admitted as a member of the Company as the legal and beneficial owner and holder of the Interests. The Parties and the Company hereby amend Schedule B to the Operating Agreement by replacing “ExchangeRight Real Estate, LLC” with “ExchangeRight Income Fund Operating Partnership, LP” as the sole Member and updating the mailing address therein to be “1055 E. Colorado Blvd., Suite 310, Pasadena, California 91106.”

3. Miscellaneous. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Assignment and any claims, disputes and proceedings in connection herewith (whether in contract, tort, equity or otherwise) shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have caused this Interest Assignment Agreement to be executed as of the date first written above.

COMPANY:

EXCHANGERIGHT NLP ___ MASTER LESSEE, LLC, a Delaware limited liability company

By:	ExchangeRight Real Estate, LLC a California limited liability company

	By:	/S/ Warren Thomas
Name: Warren Thomas
Title: Manager

ASSIGNOR:

EXCHANGERIGHT REAL ESTATE, LLC a California limited liability company

By:	/S/ Warren Thomas
Name: Warren Thomas
Title: Manager

ASSIGNEE:

EXCHANGERIGHT INCOME FUND OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	ExchangeRight Income Fund, a Maryland statutory trust, its General Partner

	By:	ExchangeRight Income Fund Trustee, LLC, a Delaware limited liability company, Trustee

		By:	ExchangeRight Real Estate, LLC, a California limited liability company, its Sole Member and Manager

			By:	/S/ Warren Thomas
Name: Warren Thomas
Title: Manager

Signature Page to Interest Assignment Agreement – NLP __